                                                                     Exhibit 4.1

                                                                  CONFORMED COPY




================================================================================

                               APTARGROUP, INC.



                                 $200,000,000
                        Senior Notes Issuable In Series



                                 $107,000,000
                       6.62% Senior Notes, Series 1999-A
                               due May 30, 2011



                                   _________

                            NOTE PURCHASE AGREEMENT

                                   _________



                           Dated as of May 15, 1999


================================================================================

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----

1.   AUTHORIZATION OF NOTES...........................................       1
     1.1.   Amount; Establishment of Series...........................       1
     1.2.   The Series 1999-A Notes...................................       2

2.   SALE AND PURCHASE OF SERIES 1999-A NOTES.........................       2

3.   CLOSING..........................................................       3

4.   CONDITIONS TO CLOSING............................................       3
     4.1.   Representations and Warranties............................       3
     4.2.   Performance; No Default...................................       3
     4.3.   Compliance Certificates...................................       3
     4.4.   Opinions of Counsel.......................................       4
     4.5.   Purchase Permitted By Applicable Law, etc.................       4
     4.6.   Sale of Other Series 1999-A Notes.........................       4
     4.7.   Payment of Special Counsel Fees...........................       4
     4.8.   Private Placement Number..................................       4
     4.9.   Changes in Corporate Structure............................       5
     4.10.  Proceedings and Documents.................................       5

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................       5
     5.1.   Organization; Power and Authority.........................       5
     5.2.   Authorization, etc........................................       5
     5.3.   Disclosure................................................       6
     5.4.   Organization and Ownership of Shares of Subsidiaries;
              Affiliates..............................................       6
     5.5.   Financial Statements......................................       7
     5.6.   Compliance with Laws, Other Instruments, etc..............       7
     5.7.   Governmental Authorizations, etc..........................       7
     5.8.   Litigation; Observance of Agreements, Statutes and Orders.       7
     5.9.   Taxes.....................................................       8
     5.10.  Title to Property; Leases.................................       8
     5.11.  Licenses, Permits, etc....................................       8
     5.12.  Compliance with ERISA.....................................       9
     5.13.  Private Offering by the Company...........................      10
     5.14.  Use of Proceeds; Margin Regulations.......................      10
     5.15   Existing Indebtedness; Future Liens.......................      10
     5.16.  Foreign Assets Control Regulations, etc...................      11
     5.17.  Status under Certain Statutes.............................      11
     5.18.  Environmental Matters.....................................      11
     5.19.  Year 2000.................................................      12

6.   REPRESENTATIONS OF THE PURCHASERS................................       12
     6.1.   Purchase for Investment...................................       12
     6.2.   Source of Funds...........................................       12

7.   INFORMATION AS TO COMPANY........................................       12
     7.1.   Financial and Business Information........................       12
     7.2.   Officer's Certificate.....................................       17
     7.3.   Inspection................................................       17

8.   PREPAYMENT OF THE SERIES 1999-A NOTES............................       12
     8.1.   Required Prepayments......................................       18
     8.2.   Optional Prepayments with Make-Whole Amount...............       18
     8.3.   Allocation of Partial Prepayments.........................       18
     8.4.   Maturity; Surrender, etc..................................       19
     8.5.   Purchase of Notes.........................................       19
     8.6.   Make-Whole Amount.........................................       19

9.   AFFIRMATIVE COVENANTS............................................       20
     9.1.   Compliance with Law.......................................       21
     9.2.   Insurance.................................................       21
     9.3.   Maintenance of Properties.................................       21
     9.4.   Payment of Taxes and Claims...............................       21
     9.5.   Corporate Existence, etc..................................       21

10.  NEGATIVE COVENANTS...............................................       22
     10.1.  Adjusted Consolidated Net Worth...........................       22
     10.2.  Indebtedness..............................................       22
     10.3.  Liens.....................................................       23
     10.4.  Sale of Assets............................................       24
     10.5.  Mergers, Consolidations, etc..............................       25
     10.6.  Disposition of Stock of Restricted Subsidiaries...........       26
     10.7.  Designation of Unrestricted and Restricted Subsidiaries...       26
     10.8.  Nature of Business........................................       27
     10.9.  Transactions with Affiliates..............................       27

11.  EVENTS OF DEFAULT................................................       27

12.  REMEDIES ON DEFAULT, ETC.........................................       29
     12.1.  Acceleration..............................................       29
     12.2.  Other Remedies............................................       30
     12.3.  Rescission................................................       30
     12.4.  No Waivers or Election of Remedies, Expenses, etc.........       30

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES....................       31
     13.1.  Registration of Notes.....................................       31
     13.2.  Transfer and Exchange of Notes............................       31
     13.3.  Replacement of Notes......................................       31

14.  PAYMENTS ON NOTES................................................       32
     14.1.  Place of Payment..........................................       32
     14.2.  Home Office Payment.......................................       32

15.  EXPENSES, ETC.. .................................................       33
     15.1.  Transaction Expenses......................................       33
     15.2.  Survival..................................................       33

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.....       33

17.  AMENDMENT AND WAIVER.............................................       34
     17.1.  Requirements..............................................       34
     17.2.  Solicitation of Holders of Notes..........................       34
     17.3.  Binding Effect, etc.......................................       34
     17.4.  Notes held by Company, etc................................       35

18.  NOTICES..........................................................       35

19.  REPRODUCTION OF DOCUMENTS........................................       35

20.  CONFIDENTIAL INFORMATION.........................................       35

21.  SUBSTITUTION OF PURCHASER........................................       35

22.  MISCELLANEOUS....................................................       35
     22.1.  Successors and Assigns....................................       37
     22.2.  Payments Due on Non-Business Days.........................       37
     22.3.  Severability..............................................       37
     22.4.  Construction..............................................       37
     22.5.  Counterparts..............................................       38
     22.6.  Governing Law.............................................       38

SCHEDULE A            --   Information Relating to Purchasers

SCHEDULE B            --   Defined Terms

SCHEDULE B-1          --   Existing Investments

SCHEDULE 4.9          --   Changes in Corporate Structure

SCHEDULE 5.3          --   Disclosure Materials

SCHEDULE 5.4          --   Subsidiaries of the Company and Ownership of
                           Subsidiary Stock

SCHEDULE 5.5          --   Financial Statements

SCHEDULE 5.8          --   Certain Litigation

SCHEDULE 5.11         --   Licenses, Permits, etc.

SCHEDULE 5.14         --   Use of Proceeds

SCHEDULE 5.15         --   Existing Indebtedness

SCHEDULE 10.3         --   Existing Liens

EXHIBIT 1.1-A         --   Form of Senior Note

EXHIBIT 1.1-B         --   Form of Supplement

EXHIBIT 1.2           --   Form of Series 1999-A Senior Note

EXHIBIT 4.4(a)        --   Form of Opinion of Counsel to the Company

EXHIBIT 4.4(b)        --   Form of Opinion of Special Counsel to the Purchasers

                               APTARGROUP, INC.
                     475 West Terra Cotta Avenue, Suite E
                            Crystal Lake, IL  60014
                                (815) 477-0424
                             Fax:  (815) 477-0481


                                 $200,000,000
                        Senior Notes Issuable In Series


                                 $107,000,000
                       6.62% Senior Notes, Series 1999-A
                               due May 30, 2011


                                                        Dated as of May 15, 1999


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          APTARGROUP, INC., a Delaware corporation (the "Company"), agrees with you as follows:

1.   AUTHORIZATION OF NOTES.

1.1. Amount; Establishment of Series.

          The Company is contemplating the issue and sale of up to $200,000,000 aggregate principal amount of its Senior Notes issuable in series (the "Notes", such term to include any such Notes issued in substitution therefor pursuant to
Section 13 of this Agreement). The Notes will be substantially in the form set out in Exhibit 1.1-A, with such changes therefrom, if any, as may be approved by the purchasers of such Notes, or series thereof, and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes may be issued in one or more series. Each series of Notes, other than the initial series, will be issued pursuant to a supplement to this Agreement (a "Supplement") in substantially the form of Exhibit 1.1-B, and will be subject to the following terms and conditions:

          (a) the designation of each series of Notes shall distinguish the Notes of one series from the Notes of all other series;

          (b) the Notes of each series shall rank pari passu with each other series of the Notes and with the Company's other outstanding senior unsecured Indebtedness;

          (c) each series of Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory prepayments on the dates and with the Make-Whole Amounts, if any, as are provided in the Supplement under which such Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.1(d), other terms and provisions as shall be specified in such Supplement;

          (d) any additional covenants, Defaults, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides; and

          (e) except to the extent provided in foregoing clause (c), all of the provisions of this Agreement shall apply to the Notes of each series.

The Purchasers of the Series 1999-A Notes need not purchase subsequent series of Notes.

1.2. The Series 1999-A Notes.

          The Company has authorized, as the initial series of Notes hereunder, the issue and sale of $107,000,000 aggregate principal amount of Notes to be designated as its 6.62% Senior Notes, Series 1999-A, due May 30, 2011 (the "Series 1999-A Notes," such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 1999-A Notes shall be substantially in the form set out in Exhibit 1.2, with such changes therefrom, if any, as may be approved by you and the Company.

2.   SALE AND PURCHASE OF SERIES 1999-A NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 1999-A Notes in the series and principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.   CLOSING.

          The sale and purchase of the Series 1999-A Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on May 28, 1999 or on such other Business Day thereafter on or prior to June 15, 1999 as may be agreed upon by the Company and you and the Other Purchasers. At the

Closing the Company will deliver to you the Series 1999-A Notes to be purchased by you in the form of a single Series 1999-A Note (or such greater number of Series 1999-A Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 8188-9-00150 at Bank of America, 231 South LaSalle, Chicago, IL 60697, ABA #071000039. If at the Closing the Company shall fail to tender such Series 1999-A Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING.

          Your obligation to purchase and pay for the Series 1999-A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

          The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

          The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Series 1999-A Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since March 31, 1999 that would have been prohibited by Sections 10.1 through 10.8 had such Sections applied since such date.

4.3. Compliance Certificates.

          (a) Officer's Certificate.  The Company shall have delivered to you an
              ---------------------
     Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

          (b) Secretary's Certificate.  The Company shall have delivered to you
              -----------------------
     a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 1999-A Notes and the Agreement.

4.4. Opinions of Counsel.

          You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Sidley & Austin, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

          On the date of the Closing your purchase of Series 1999-A Notes shall
(i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6. Sale of Other Series 1999-A Notes.

          Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Series 1999-A Notes to be purchased by them at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

          Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8. Private Placement Number.

          A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series 1999-A Notes by Gardner, Carton & Douglas.

4.9. Changes in Corporate Structure.

          Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.  Proceedings and Documents.

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to you that:

5.1. Organization; Power and Authority.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 1999-A Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

          This Agreement and the Series 1999-A Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Series 1999-A Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

          The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated April 1999 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, including the exhibits to the Memorandum, and the documents delivered to you by the Company at the Closing and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1998, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents delivered to you by the Company specifically for use in connection with the transactions contemplated hereby.

5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and
     (iii) of the Company's directors and executive officers. Each Subsidiary listed in Schedule 5.4 is designated a Restricted Subsidiary by the Company.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise permitted by Section 10.3).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements.

          The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule
5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. Compliance with Laws, Other Instruments, etc.

          The execution, delivery and performance by the Company of this Agreement and the Series 1999-A Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any Material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which any of their respective properties may be bound or affected, (ii) violate or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary other than violations that would not reasonably be expected to have a Material Adverse Effect.

5.7. Governmental Authorizations, etc.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 1999-A Notes.

5.8. Litigation; Observance of Agreements, Statutes and Orders.

          (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.  Taxes.

          The Company and its Subsidiaries have filed all income tax returns and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate under GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1994.

5.10. Title to Property; Leases.

          The Company and its Subsidiaries have good and sufficient title to the properties that they own or purport to own and that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

          Except as disclosed in Schedule 5.11,

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known material conflict with the rights of others;

          (b) to the knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12.  Compliance with ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions used to determine the actuarial accrued liability on an on-going funding basis in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that have not been paid, or if contingent, that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, as amended by Financial Accounting Standards Board Statement No. 132, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material or has been disclosed in the most recent audited consolidated financial statements of the Company and its Subsidiaries.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Series 1999-A Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 1999-A Notes to be purchased by you.

5.13.  Private Offering by the Company.

          Neither the Company nor anyone acting on its behalf has offered the Series 1999-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Series 1999-A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 1999-A Notes to the registration requirements of Section 5 of the Securities Act.

5.14.  Use of Proceeds; Margin Regulations.

          The Company will apply the proceeds of the sale of the Series 1999-A Notes for acquisitions and general corporate purposes, including to repay Indebtedness of the Company and its Subsidiaries as set forth in Schedule 5.14. No part of the proceeds from the sale of the Series 1999-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.0% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.0% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation
U. For purposes of the foregoing, margin stock shall not include common stock of the Company held in its treasury.

5.15.  Existing Indebtedness; Future Liens.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 1999, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary that is outstanding in an aggregate principal amount in excess of $2,000,000 and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that is outstanding in an aggregate principal amount in excess of $2,000,000 and that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

5.16.  Foreign Assets Control Regulations, etc.

          Neither the sale of the Series 1999-A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.  Status under Certain Statutes.

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.  Environmental Matters.

          Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties now owned, leased or operated by any of them or other assets nor, to the knowledge of the Company or any Subsidiary, has any such proceeding been instituted against any of their respective real properties formerly owned, for damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

          (a) neither the Company nor any Subsidiary has knowledge of any facts that would give rise to any claim, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or, to the Company's or such Subsidiary's knowledge, formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

5.19. Year 2000.

          The Company and its Subsidiaries have conducted a review and assessment of their computer applications and inquired of their material suppliers, vendors and customers regarding the "Year 2000 Problem" (i.e., the risk that computer applications may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, assessment and inquiry, the Company reasonably believes that the Year 2000 Problem will not have a Material Adverse Effect.

6.    REPRESENTATIONS OF THE PURCHASERS.

6.1.  Purchase for Investment.

          You represent that you are purchasing the Series 1999-A Notes to be purchased by you for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of
                                             --------
your or their property shall at all times be within your or their control. You understand that the Series 1999-A Notes to be purchased by you have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 1999-A Notes.

6.2.  Source of Funds.

          You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Series 1999-A Notes to be purchased by you hereunder:

          (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph
      (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager"
     or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and
     (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d) the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

          (g) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTE 95-60") and there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of such Purchaser.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.   INFORMATION AS TO COMPANY.

7.1. Financial and Business Information

          The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 60 days after the end of each
              --------------------
     quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

              (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

              (ii) consolidated statements of income, changes in equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial condition of the Company and its Subsidiaries as of the specified dates being reported on and their consolidated results of operations and cash flows for the respective periods specified, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified
                      --------
     above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this
     Section 7.1(a);

          (b) Annual Statements -- within 120 days after the end of each fiscal
              -----------------
     year of the Company, duplicate copies of,

              (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

              (ii) consolidated statements of income, changes in equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial condition of the Company and its Subsidiaries as of the specified dates being reported upon and their consolidated results of operations and cash flows for the respective periods specified and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided
                                                                        --------
     that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (or the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange

     Commission, together with such accountant's opinion, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) Unrestricted Subsidiaries -- if, at the time of delivery of any
              -------------------------
     financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated net sales of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries, certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on as of the date specified and their results of operations and cash flows for the periods specified, subject, in the case of financial statements delivered pursuant to Section 7.1(a), to changes resulting from year-end adjustments;

          (d) SEC and Other Reports -- promptly upon their becoming available,
              ---------------------
     one copy of each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto containing information of a financial nature filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements concerning a Material development made available generally by the Company or any Restricted Subsidiary to the public;

          (e) Notice of Default or Event of Default -- promptly, and in any
              -------------------------------------
     event within five Business Days after a Responsible Officer obtains actual knowledge of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (f) ERISA Matters -- promptly, and in any event within five days after
              -------------
     a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

              (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

          (g) Notices from Governmental Authority -- promptly, and in any event
              -----------------------------------
     within 30 days of receipt thereof, copies of any notice to the Company or any Restricted Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

          (h) Requested Information -- with reasonable promptness, such other
              ---------------------
     data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes; and

          (i) Supplements to Agreement -- in the event an additional series of
              ------------------------
     Notes is, or is proposed to be, issued under this Agreement, promptly, and in any event within 10 Business Days after execution and delivery thereof, a true copy of the Supplement pursuant to which such Notes are to be, or were, issued.

7.2. Officer's Certificate.

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed
              -------------------
     calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.5, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the
              ----------------
     relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. Inspection.

          The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at
              ----------
     the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times during business hours and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the
              -------
     expense of the Company and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, and (with the consent of the Company, which consent will not be unreasonably withheld) independent public accountants at the Company's offices, all at such reasonable times during business hours and as often as may be reasonably requested in writing.

8.   PREPAYMENT OF THE SERIES 1999-A NOTES.

8.1. Required Prepayments.

          The Series 1999-A Notes are subject to required prepayment on May 30, 2007 and on each May 30 thereafter to and including May 30, 2010, on which dates the Company will prepay $21,400,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series 1999-A Notes, at par, without payment of the Make-Whole Amount or any premium.

8.2.   Optional Prepayments with Make-Whole Amount.

          The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series, including the Series 1999-A Notes, in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.   Allocation of Partial Prepayments.

          In the case of each partial prepayment of the Notes of a series, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Each such partial prepayment pursuant to Section 8.2 shall be applied first to the payment due on such Notes at final maturity and thereafter to any required prepayments on such Notes, in inverse order of maturity.

8.4.   Maturity; Surrender, etc.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.   Purchase of Notes.

          The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.   Make-Whole Amount.

          The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no
                                 --------
event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a
                                  --------
       date on which interest payments are due to be made under the terms of the Notes in question, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.     AFFIRMATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

9.1.   Compliance with Law.

          The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.   Insurance.

          The Company will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.   Maintenance of Properties.

          The Company will, and will cause each Restricted Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted
--------
Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.   Payment of Taxes and Claims.

          The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided
                                                                        --------
that neither the Company nor any Subsidiary need file any such return or pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonfiling of all such returns and the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5.   Corporate Existence, etc.

          Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each Restricted Subsidiary (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

10.    NEGATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

10.1.  Adjusted Consolidated Net Worth.

          The Company will not permit Adjusted Consolidated Net Worth to be less than $300,000,000 at any time.

10.2.  Indebtedness

          The Company will not, and will not permit any Restricted Subsidiary to, create, assume or incur or in any manner become liable for any Indebtedness, except:

          (a)  the Notes;

          (b) Indebtedness of the Company and its Restricted Subsidiaries outstanding as of March 31, 1999 and reflected on Schedule 5.15;

          (c) Indebtedness of a Restricted Subsidiary to the Company or to another Wholly-Owned Restricted Subsidiary;

          (d) additional unsecured Indebtedness of the Company and its Restricted Subsidiaries and additional Indebtedness of the Company and its Restricted Subsidiaries secured by Liens permitted by Sections 10.3(g) and (i), provided that at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

               (i) no Default or Event of Default exists and Consolidated Indebtedness does not exceed 60% of Consolidated Total Capitalization; and

               (ii) in the case of Indebtedness of a Restricted Subsidiary, the aggregate principal amount of all Indebtedness of Restricted Subsidiaries (other than Indebtedness permitted by Section 10.2(c)) does not exceed 45% of Consolidated Net Worth; and

               (iii) in the case of Indebtedness of the Company or a Restricted Subsidiary secured by Liens described in Section 10.3(i), the aggregate principal amount of all such Indebtedness so secured does not exceed 15% of Consolidated Net Worth.

For all purposes of this Section 10.2, any Person that becomes a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred, at the time it becomes a Restricted Subsidiary, all Indebtedness of such Person outstanding immediately after it becomes a Restricted Subsidiary.

10.3.  Liens.

          The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired except:

          (a) Liens for taxes, assessments or governmental charges not then due and payable or the nonpayment of which is permitted by Section 9.4;

          (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', lessors', carriers', warehousemen's, mechanics', materialmen's and other similar liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

          (c) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

          (d) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Wholly-Owned Restricted Subsidiary;

          (e) Liens existing on property or assets of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.3;

          (f) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property, minor survey exceptions and defects in title incidental to the ownership of property or assets or to the ordinary conduct of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto;

          (g) Liens (i) existing on property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Restricted Subsidiary; or (ii) on property created contemporaneously with its acquisition or construction or within 180 days of the acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; provided
                                                                       --------
       that, in the case of clauses (i), (ii) and (iii), such Liens do not extend to additional property of the Company or any Restricted Subsidiary and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of the cost of acquisition or construction or the fair market value (as determined in good faith by one or more officers to whom authority to enter into the transaction has been delegated by the Board of Directors of the Company) of the property subject thereto;

          (h) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (g), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

          (i) Additional Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (h) above, provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, such Indebtedness is permitted by
       Section 10.2(d)(iii).

10.4.  Sale of Assets.

          Except as permitted by Section 10.5, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Restricted Subsidiaries, in one or more transactions, to any Person, other than (a) Dispositions in the ordinary course of business, (b) Dispositions by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or another Restricted Subsidiary or (c) Dispositions not otherwise permitted by this Section 10.4, provided that the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.4(c) does not exceed 10% of Consolidated Total Assets as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Company may, or may permit any Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (c) of the preceding sentence to the extent that (x) such assets are leased back by the Company or any Restricted Subsidiary, as lessee, within 180 days of the original acquisition or construction thereof by the Company or such Restricted Subsidiary, or (y) the net proceeds from such Disposition are within 180 days of such Disposition (A) reinvested in productive assets by the Company or a Restricted Subsidiary consistent with Section 10.8 or (B) applied to the payment or prepayment of any outstanding Indebtedness of the Company or any Restricted Subsidiary that is not subordinated to the Notes. Any prepayment of Notes pursuant to this Section 10.4 shall be in accordance with Sections 8.2 and 8.3, without regard to the minimum prepayment requirements of Section 8.2.

10.5.  Mergers, Consolidations, etc.

          The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

          (a) The Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

               (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease of all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (y) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required

          Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

               (ii) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, could incur immediately thereafter $1.00 of additional Indebtedness pursuant to Section 10.2(d);

               (iii) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist; and

          (b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Wholly-Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Wholly-Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.4 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in
                                        --------
       clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.5 from its liability under this Agreement or the Notes.

10.6.  Disposition of Stock of Restricted Subsidiaries.

          The Company (i) will not permit any Restricted Subsidiary to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Company or another Wholly-Owned Restricted Subsidiary, and (ii) will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of a Restricted Subsidiary if such sale would be prohibited by Section 10.4. If a Restricted Subsidiary at any time ceases to be such as a result of a sale or issuance of its capital stock, any Liens on property of the Company or any other Restricted Subsidiary securing Indebtedness owed to such Restricted Subsidiary, which is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.7.  Designation of Unrestricted and Restricted Subsidiaries.

          The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that, (a) if such Subsidiary initially is a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made, (b) if such Subsidiary initially is an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made, and (c) immediately before and after designation of a Restricted Subsidiary as an Unrestricted Subsidiary there exists no Default or Event of Default.

10.8.  Nature of Business.

          The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

10.9.  Transactions with Affiliates.

          The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

11.    EVENTS OF DEFAULT.

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.2, 10.4 or 10.5; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest aggregating $100,000 or more on any Indebtedness that is outstanding in an aggregate principal amount in excess of 5% of Adjusted Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Company) beyond any period of grace provided with respect thereto or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of 5% of Adjusted Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Company) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

          (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating 5% or more of Adjusted Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Company) are rendered against one or more of the Company and its Significant Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall equal or exceed 5% of Adjusted Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Company), (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.    REMEDIES ON DEFAULT, ETC.

12.1.  Acceleration.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause
       (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all Notes then outstanding to be immediately due and payable.

          (c)  If any Event of Default described in paragraph (a) or (b) of
       Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.  Other Remedies.

          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.  Rescission.

          At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.  No Waivers or Election of Remedies, Expenses, etc.

          No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.  Registration of Notes.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.  Transfer and Exchange of Notes.

          Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note established for such series. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder
--------
of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.  Replacement of Notes.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a)  in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note
                                      --------
       is, or is a nominee for, an original Purchaser or another Institutional
       Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.    PAYMENTS ON NOTES.

14.1.  Place of Payment.

          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.  Home Office Payment.

          So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.    EXPENSES, ETC.

15.1.  Transaction Expenses.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes

(whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.  Survival.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.    AMENDMENT AND WAIVER.

17.1.  Requirements.

          This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.  Solicitation of Holders of Notes.

          (a)  Solicitation. The Company will provide each holder of the Notes
               ------------
       (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b)  Payment. The Company will not directly or indirectly pay or cause
               -------
       to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.  Binding Effect, etc.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" or "the Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.  Notes held by Company, etc.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.    NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

               (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

               (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Senior Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.    REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.    CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, provided that such
                                                            --------
term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.    SUBSTITUTION OF PURCHASER.

          You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.    MISCELLANEOUS.

22.1.  Successors and Assigns.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.  Payments Due on Non-Business Days.

          Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.  Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.  Construction.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.  Governing Law.

          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        APTARGROUP, INC.


                                        By:  /s/ Stephen J. Hagge
                                            ----------------------------------
                                        Name: Stephen J. Hagge
                                              --------------------------------
                                        Title: Executive Vice President and
                                              --------------------------------
                                               CFO, Secretary and Treasurer
                                              --------------------------------

The foregoing is agreed
to as of the date thereof.

MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY

By:    /s/ Mary Ann McCarthy
       ----------------------------
Name:  Mary Ann McCarthy
       ----------------------------
Title: Managing Director
       ----------------------------


C.M. LIFE INSURANCE COMPANY

By:    /s/ Mary Ann McCarthy
       ----------------------------
Name:  Mary Ann McCarthy
       ----------------------------
Title: Investment Officer
       ----------------------------


GENERAL AMERICAN LIFE INSURANCE
  COMPANY

BY:  CONNING ASSET MANAGEMENT COMPANY

By:    /s/ Laura R. Caro
       ----------------------------
Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


GENERAL AMERICAN LIFE INSURANCE
  COMPANY SEPARATE ACCOUNT 9

BY:  CONNING ASSET MANAGEMENT COMPANY

By:    /s/ Laura R. Caro
       ----------------------------
Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


RGA REINSURANCE COMPANY

BY: CONNING ASSET MANAGEMENT
  COMPANY

By:    /s/ Laura R. Caro
       ----------------------------

Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


COVA FINANCIAL LIFE INSURANCE
  COMPANY

BY: CONNING ASSET MANAGEMENT
   COMPANY

By:    /s/ Laura R. Caro
       ----------------------------
Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


COVA FINANCIAL SERVICES LIFE
  INSURANCE  COMPANY

BY: CONNING ASSET MANAGEMENT
   COMPANY

By:    /s/ Laura R. Caro
       ----------------------------
Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


WASHINGTON UNIVERSITY

BY: CONNING ASSET MANAGEMENT
   COMPANY

By:    /s/ Laura R. Caro
       ----------------------------
Name:  Laura R. Caro
       ----------------------------
Title: Senior Vice President
       ----------------------------


SUN LIFE ASSURANCE COMPANY OF
  CANADA

By:    /s/ John N. Whelihan
       ----------------------------
Name:  John N. Whelihan
       ----------------------------
Title: Vice President, U.S. Private
       ----------------------------
       Placements - for President
       ----------------------------

By:    /s/ Julia H. Holloway
       ------------------------------
Name:  Julia H. Holloway
       ------------------------------
Title: Senior Counsel - for Secretary
       ------------------------------


STATE FARM LIFE INSURANCE COMPANY

By:    /s/ Lyle Triebwasser             By:    /s/ Larry Rottunda
       ------------------------------          ------------------------------
Name:  Lyle Triebwasser                 Name:  Larry Rottunda
       ------------------------------          ------------------------------
Title: Senior Investment Officer        Title: Assistant Secretary
       ------------------------------          ------------------------------


NATIONWIDE INDEMNITY COMPANY

By:    /s/ Mark W. Poeppelman
       ------------------------------
Name:  Mark W. Poeppelman
       ------------------------------
Title: Authorized Signatory
       ------------------------------


AMCO INSURANCE COMPANY

By:    /s/ Mark W. Poeppelman
       ------------------------------
Name:  Mark W. Poeppelman
       ------------------------------
Title: Authorized Signatory
       ------------------------------


NATIONWIDE LIFE INSURANCE COMPANY

By:    /s/ Mark W. Poeppelman
       ------------------------------
Name:  Mark W. Poeppelman
       ------------------------------
Title: Authorized Signatory
       ------------------------------


LUTHERAN BROTHERHOOD

By:    /s/ Mark O. Swenson
       ------------------------------
Name:  Mark O. Swenson
       ------------------------------
Title: Assistant Vice President
       ------------------------------

MUTUAL TRUST LIFE INSURANCE COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Dianne Orbison
       ------------------------------
Name:  Dianne Orbison
       ------------------------------
Title: Vice President
       ------------------------------


NATIONAL TRAVELERS LIFE COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Dianne Orbison
       ------------------------------
Name:  Dianne Orbison
       ------------------------------
Title: Vice President
       ------------------------------


GUARANTEE RESERVE LIFE INSURANCE
  COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Dianne Orbison
       ------------------------------
Name:  Dianne Orbison
       ------------------------------
Title: Vice President
       ------------------------------


PIONEER MUTUAL LIFE INSURANCE COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Dianne Orbison
       ------------------------------
Name:  Dianne Orbison
       ------------------------------
Title: Vice President
       ------------------------------


THE CATHOLIC AID ASSOCIATION

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Loren Haugland
       ------------------------------
Name:  Loren Haugland
       ------------------------------
Title: Vice President
       ------------------------------

GREAT WESTERN INSURANCE COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Loren Haugland
       ------------------------------
Name:  Loren Haugland
       ------------------------------
Title: Vice President
       ------------------------------


PROTECTED HOME MUTUAL LIFE INSURANCE
  COMPANY

BY:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:    /s/ Loren Haugland
       ------------------------------
Name:  Loren Haugland
       ------------------------------
Title: Vice President
       ------------------------------


AMERICAN FAMILY LIFE INSURANCE COMPANY

By:    /s/ Phillip Hannifan
       ------------------------------
Name:  Phillip Hannifan
       ------------------------------
Title: Investment Director
       ------------------------------


TMG LIFE INSURANCE COMPANY

By:    /s/ Constance L. Keller
       ------------------------------
Name:  Constance L. Keller
       ------------------------------
Title: Director, Private Placements
       ------------------------------


By:    /s/ Michael J. Steppe
       ------------------------------
Name:  Michael J. Steppe
       ------------------------------
Title: Senior Vice President
       ------------------------------

                                                            SCHEDULE A
                                                            ----------

                      INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY             $15,500,000

Register Notes in the name of:  Massachusetts Mutual Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as AptarGroup, Inc., 6.62% Series 1999-A Senior Notes due 2011, interest and principal) to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For MassMutual Long-Term Pool
     Account No. 4067-3488
     Re: AptarGroup, Inc. 6.62% Series 1999-A Senior Notes due 2011, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

     Massachusetts Mutual Life
      Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attn: Securities Investment Division

(3)  Notices with respect to payments:

     Massachusetts Mutual Life
      Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody
      and Collection Department F 381

Tax ID #04-1590850

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------

                      INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY              $2,500,000

Register Notes in the name of:  Massachusetts Mutual Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as AptarGroup, Inc., 6.62% Series 1999-A Senior Notes due 2011, interest and principal) to:

     Chase Manhattan Bank, N.A.
     4 Chase MetroTech Center
     New York, NY 10081
     ABA No. 021000021
     For MassMutual Pension Management
     Account No. 910-2594018
     Re: AptarGroup, Inc. 6.62% Series 1999-A Senior Notes due 2011, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

     Massachusetts Mutual Life
      Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attn: Securities Investment Division

(3)  Notices with respect to payments:

     Massachusetts Mutual Life
      Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody
      and Collection Department F 381

Tax ID #04-1590850

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------

                      INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

C.M. LIFE INSURANCE COMPANY                              $2,000,000

Register Notes in the name of:  C.M. Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as AptarGroup, Inc., 6.62% Series 1999-A Senior Notes due 2011, interest and principal) to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For Segment 43 - Universal Life
     Account No. 4068-6561
     Re: AptarGroup, Inc. 6.62% Series 1999-A Senior Notes due 2011, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attn: Securities Investment Division

(3)  Notices with respect to payments:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody
      and Collection Department F 381

Tax ID #06-1041383

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------

                      INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY                 $3,000,000

Register Notes in the name of:  GALICO

(1)  Wire transfer information:

     General American Life Insurance Company
     c/o The Bank of New York
     ABA #021000018   BNF: IOC566
     Attn: P&I Department

(2)  Notices regarding payments:

     Conning Asset Management                 GALICO
     Attn: Investment Accounting    AND       c/o The Bank of New York
     P.O. Box 418                             P.O. Box 19266
     St. Louis, MO 63166                      Newark, NJ 07195

(3)  All other notices:

     Conning Asset Management                 GALICO
     Attn: Securities Division      AND       c/o The Bank of New York
     P.O. Box 396                             P.O. Box 19266
     St. Louis, MO 63166                      Newark, NJ 07195

(4)  Deliver original Note to:

     The Bank of New York
     Attn: Free Receive
     One Wall Street, 5th Floor
     New York, NY 10004

     For the account of General American Life
     Insurance Company, General Account #128800

     If there is a problem, call Lucille Del Terzo at The Bank of New York (212) 495-2404.

Tax I.D. #43-0285930

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------

                      INFORMATION RELATING TO PURCHASERS

                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY,                 $1,000,000
SEPARATE ACCOUNT 9

Register Notes in the name of: General American Life Insurance Company, Separate Account 9

(1)  Wire transfer information:

     General American Life Insurance Company
     c/o The Bank of New York
     ABA #021000018   BNF: IOC566
     Attn: P&I Department

(2)  Notices regarding payments:

     Conning Asset Management            General American Life Insurance Company
     Attn: Investment Accounting   AND   c/o The Bank of New York
     P.O. Box 418                        P.O. Box 19266
     St. Louis, MO 63166                 Newark, NJ 07195

(3)  All other notices:

     Conning Asset Management            General American Life Insurance Company
     Attn: Securities Division     AND   c/o The Bank of New York
     P.O. Box 396                        P.O. Box 19266
     St. Louis, MO 63166                 Newark, NJ 07195

(4)  Deliver original Note to:

     The Bank of New York
     Attn: Free Receive
     One Wall Street, 5th Floor
     New York, NY 10004

     For the account of General American Life
     Insurance Company, Separate Account 9, Account #127703

     If there is a problem, call Lucille Del Terzo at The Bank of New York (212) 495-2404.

Tax I.D. #43-0285930

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

RGA REINSURANCE COMPANY                                  $5,000,000

Register Notes in the name of:  RGA Reinsurance Company

(1)  Wire transfer information:

     General American Life Insurance Company
     c/o The Bank of New York
     ABA #021000018  BNF: IOC566
     Attn: P&I Department

(2)  Notices regarding payments:

     Conning Asset Management            General American Life Insurance Company
     Attn: Investment Accounting   AND   c/o The Bank of New York
     P.O. Box 418                        P.O. Box 19266
     St. Louis, MO 63166                 Newark, NJ 07195

(3)  All other notices:

     Conning Asset Management            General American Life Insurance Company
     Attn: Securities Division     AND   c/o The Bank of New York
     P.O. Box 396                        P.O. Box 19266
     St. Louis, MO 63166                 Newark, NJ 07195

(4)  Deliver original Note to:

     The Bank of New York
     Attn: Free Receive
     One Wall Street, 5th Floor
     New York, NY 10004

     For the account of RGA Reinsurance Company, Account #127709


     If there is a problem, call Lucille Del Terzo at The Bank of New York (212) 495-2404.

                              Tax I.D. #43-1235868

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

COVA FINANCIAL LIFE INSURANCE COMPANY                    $1,000,000

Register Notes in the name of:  ELL & CO.

(1)  Wire transfer information:

     NORTHERN CHGO/Trust
     ABA #071000152
     Credit wire account #5186041000
     Account 26-88761/COVA Financial

(2)  Notices regarding payments:

     Conning Asset Management            COVA Financial Life Insurance Co.
     Attn: Investment Accounting   AND   c/o The Northern Trust Company
     P.O. Box 418                        P.O. Box 92996
     St. Louis, MO 63166                 Chicago, IL 60675

(3)  All other notices:

     Conning Asset Management            COVA Financial Life Insurance Co.
     Attn: Securities Division     AND   c/o The Northern Trust Company
     P.O. Box 396                        P.O. Box 92996
     St. Louis, MO 63166                 Chicago, IL 60675

(4)  Deliver original Note to:

     The Northern Trust Company
     40 Broad Street, 8th Floor
     New York, NY 10004

     For the account of COVA Financial Life
     Insurance Company, Account #26-88761

Tax I.D. #36-6412623

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY           $6,000,000

Register Notes in the name of:  ELL & CO.

(1)  Wire transfer information:

     NORTHERN CHGO/Trust
     ABA #071000152
     Credit wire account #5186041000
     Account 26-02881/COVA Financial

(2)  Notices regarding payments:

     Conning Asset Management            COVA Financial Services Life Insurance Co.
     Attn: Investment Accounting   AND   c/o The Northern Trust Company
     P.O. Box 418                        P.O. Box 92996
     St. Louis, MO 63166                 Chicago, IL 60675

(3)  All other notices:

     Conning Asset Management            COVA Financial Services Life Insurance Co.
     Attn: Securities Division     AND   c/o The Northern Trust Company
     P.O. Box 396                        P.O. Box 92996
     St. Louis, MO 63166                 Chicago, IL 60675

(4)  Deliver original Note to:

     The Northern Trust Company
     40 Broad Street, 8th Floor
     New York, NY 10004

     For the account of COVA Financial Services
     Life Insurance Company, Account #26-02881

Tax I.D. #36-6412623

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

WASHINGTON UNIVERSITY                                    $2,000,000

Register Notes in the name of:  PITT & CO.

(1)  Wire transfer information:

     Bankers Trust Company
     ABA 221 001 033
     For account 99-401-399
     Reference: 038336 A@ 2, Washington University, for Account 190146
     Attn: Veatrice Parker/Asset Collection

(2)  Notices regarding payments:

     Conning Asset Management            Joel Collier
     Attn: Investment Accounting   AND   BT Services Tennessee, Inc.
     P.O. Box 418                        648 Grassmere Park Rd.
     St. Louis, MO 63166                 Nashville, TN 37211

(3)  All other notices:

     Conning Asset Management            Joel Collier
     Attn: Securities Division     AND   BT Services Tennessee, Inc.
     P.O. Box 396                        648 Grassmere Park Rd.
     St. Louis, MO 63166                 Nashville, TN 37211

(4)  Deliver original Note to:

     Bankers Trust Company
     Attn: Receive Cage
     16 Wall Street, 4th Floor, Window 44
     New York, NY 10015

     For the account of Washington University, Account 190146

Tax I.D. #13-6064419

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

SUN LIFE ASSURANCE COMPANY OF CANADA                     $6,000,000
                                                          4,000,000
                                                          2,500,000
                                                          2,000,000
                                                            500,000
                                                          1,000,000
                                                          1,000,000

Register Notes in the name of:  Sun Life Assurance Company of Canada

(1)  Wire transfers of principal and interest with regard to the Notes:

     Bank of New York
     P&I Department
     ABA #021-000-018
     Account #: IOC 566
     Re: AptarGroup, Inc.
     For Further Credit: IOC 566

     All wire transfers are to be accompanied by the PPN (038336 A@ 2) and by the source and the principal and interest application of the funds.

(2) Written notice of each routine payment and any audit confirmation is to be sent to:

     Sun Life Assurance Company of Canada
     Three Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Manager, Securities Accounting, SC 3327

(3) All other notices and correspondence, including notices of non-routine payments, are to be forwarded to:

     Sun Life Assurance Company of Canada
     One Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Investment Division/Private Placements, SC 1303

                                  Schedule A

(4)  Deliver Notes to:

     Linda R. Guillette
     Sun Life Assurance Company of Canada
     One Sun Life Executive Park, SC 1303
     Wellesley Hills, MA 02481

Tax I.D. #38-1082080

                                  Schedule A

                                                            SCHEDULE A
                                                            ----------


                      INFORMATION RELATING TO PURCHASERS


                                                    Principal Amount of
Name and Address of Purchaser                      Notes to be Purchased
-----------------------------                      ---------------------

STATE FARM LIFE INSURANCE COMPANY                        $15,000,000

Register Notes in the name of:  State Farm Life Insurance Company

(1)  Wire Transfer Instructions:

     The Chase Manhattan Bank
     ABA No. 021000021
     SSG Private Income Processing
     A/C #900-9-000200
     For Credit To Account Number G 06893
     Ref. PPN: 038336 A@ 2
     Rate: 6.62%
     Maturity Date: May 30, 2011

(2)  Send notices (as well as a photocopy of the original security) to:

     State Farm Life Insurance Company
     Investment Dept. E-10
     One State Farm Plaza
     Bloomington, IL 61710

(3)  Send confirms to:

     State Farm Life Insurance Company
     Investment Accounting Dept. D-3
     One State Farm Plaza
     Bloomington, IL 61710

(4)  Send the original security (via registered mail) to:

     Chase Manhattan Bank
     Attn: Barbara Walsh
     (North America Insurance)
     3 Chase Metrotech Center-6th Floor
     Brooklyn, New York 11245

(5) Send an additional copy of the original security plus an original set of closing documents and two conformed copies of the Note Purchase Agreement to:

                                  Schedule A

     State Farm Insurance Companies
     One State Farm Plaza E-8
     Bloomington, Illinois 61710
     Attn: Investment Legal E-8
           Larry Rottunda, Investment Counsel

Tax I.D. #37-0533090

                                  Schedule A

                                                               SCHEDULE A
                                                               ----------


                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

NATIONWIDE INDEMNITY COMPANY                                    $7,000,000

Register Notes in the name of:  Nationwide Indemnity Company

(1)  Wiring instructions:

     The Bank of New York
     ABA #021-000-018
     BNF:  IOC566
     F/A/O Nationwide Indemnity Company
     Attn:  P&I Department
     PPN:  038336 A@ 2
     AptarGroup, Inc. 6.62% Senior Notes, Series 1999-A, due May 30, 2011

(2)  All notices of payment on or in respect to the security should be sent to:

     Nationwide Indemnity Company                          Nationwide Indemnity Company
     c/o The Bank of New York            With a            Attn:  Investment Accounting
     P.O. Box 19266                      copy to:          One Nationwide Plaza (1-32-05)
     Attn:  P&I Department                                 Columbus, Ohio 43215-2220
     Newark, NJ  07195

(3)  Send notices and communications to:

     Nationwide Indemnity Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income Securities

(4)  Deliver original note to:

     The Bank of New York
     One Wall Street
     3rd Floor - Window A
     New York, NY  10286
     F/A/O Nationwide Indemnity Company Acct. #264234

Tax I.D. #31-1399201

                                  Schedule A

                                                               SCHEDULE A
                                                               ----------


                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

AMCO INSURANCE COMPANY                                           $1,000,000

Register Notes in the name of:  AMCO Insurance Company

(1)  Wiring instructions:

     The Bank of New York
     ABA #021-000-018
     BNF:  IOC566
     F/A/O AMCO Insurance Company
     Attn:  P&I Department
     PPN:  038336 A@ 2
     AptarGroup, Inc. 6.62% Senior Notes, Series 1999-A, due May 30, 2011

(2)  All notices of payment on or in respect to the security should be sent to:

     AMCO Insurance Company                             AMCO Insurance Company
     c/o The Bank of New York         With a            Attn:  Investment Accounting
     P.O. Box 19266                   copy to:          One Nationwide Plaza (1-32-05)
     Attn:  P&I Department                              Columbus, Ohio 43215-2220
     Newark, NJ  07195

(3)  Send notices and communications to:

     AMCO Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income Securities

(4)  Deliver original note to:

     The Bank of New York
     One Wall Street
     3rd Floor - Window A
     New York, NY  10286
     F/A/O AMCO Insurance Co. Acct. #000611

Tax I.D. #42-6054959

                                  Schedule A

                                                                SCHEDULE A
                                                                ----------

                      INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

NATIONWIDE LIFE INSURANCE COMPANY                                $2,000,000

Register Notes in the name of:  Nationwide Life Insurance Company

(1)  Wiring instructions:

     The Bank of New York
     ABA #021-000-018
     BNF:  IOC566
     F/A/O Nationwide Life Insurance Company
     Attn:  P&I Department
     PPN:  038336 A@ 2

     AptarGroup, Inc. 6.62% Senior Notes, Series 1999-A, due May 30, 2011

(2)  All notices of payment on or in respect to the security should be sent to:

     Nationwide Life Insurance Company                          Nationwide Life Insurance Company
     c/o The Bank of New York                 With a            Attn:  Investment Accounting
     P.O. Box 19266                           copy to:          One Nationwide Plaza (1-32-05)
     Attn:  P&I Department                                      Columbus, Ohio 43215-2220
     Newark, NJ  07195

(3)  Send notices and communications to:

     Nationwide Life Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income Securities

(4)  Deliver original note to:

     The Bank of New York
     One Wall Street
     3rd Floor - Window A
     New York, NY  10286
     F/A/O Nationwide Life Insurance Co. Acct. #267829

Tax I.D. #31-4156830

                                  Schedule A

                                                                SCHEDULE A
                                                                ----------


                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

LUTHERAN BROTHERHOOD                                           $10,000,000

Register Notes in the name of:  Lutheran Brotherhood

(1)  Payments to:

     By wire:

     Norwest Bank Minnesota, N.A.
     ABA #091000019
     For Credit to Trust Clearing Account #0000840245
     Attn:  Sarah Corcoran
     For Credit to:  Lutheran Brotherhood
     Acct. No.:  12651300

     By mail:

     Lutheran Brotherhood
     Norwest Bank Minnesota, N.A.
     P.O. Box 1450
     NW9919
     Minneapolis, MN  55485

     All payments must include the following information:

     A/C Lutheran Brotherhood
     Account No.:  12651300
     AptarGroup, Inc. 6.62% Senior Notes, Series 1999-A, due May 30, 2011 Private Placement Number: 038336 A@ 2
     Reference Purpose of Payment
     Interest and/or Principal Breakdown

(2)  Notices of payments and written confirmation of such wire transfers to:

     Lutheran Brotherhood
     Attn:  Investment Accounting/Trading Administrator
     625 Fourth Avenue South
     10th Floor
     Minneapolis, MN  55415

                                  Schedule A

(3)  All other communications to:

     Lutheran Brotherhood
     Attn:  Investment Division
     625 Fourth Avenue South
     Minneapolis, MN  55415
     Telecopier:  (612) 340-5776

(4)  Deliver original note to:

     Norwest Bank Minnesota, N.A.
     733 Marquette Avenue
     Attn:  Client Services - Sarah Corcoran
     5th Floor, Window 1
     Investors Building
     Minneapolis, MN  55479-0051
     Telecopier:  (612) 667-0550

     With a copy to the Lutheran Brotherhood in-house attorney.

Tax I.D. #41-0385700

                                  Schedule A

                                                               SCHEDULE A
                                                               ----------


                       INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

MUTUAL TRUST LIFE INSURANCE COMPANY                              $2,000,000

Register Notes in the name of:  ELL & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     The Northern Chgo/Trust
     ABA #071-000-152

     For credit to:  Account Number 5186041000

     For further credit to:  Mutual Trust Life Insurance Company
                             Account Number:  26-00621
                             Attn:  Income Collections

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     Mutual Trust Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     Northern Trust Company of New York
     40 Broad Street, 8th Floor
     New York, NY  10004
     Attn:  Settlements for Account #26-00621,
            Mutual Trust Life Ins. Company

Tax I.D. #36-1516780

                                  Schedule A

                                                             SCHEDULE A
                                                             ----------

                      INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

NATIONAL TRAVELERS LIFE COMPANY                                 $1,000,000

Register Notes in the name of:  VAR & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     U.S. Bank, N.A.
     Minneapolis, MN
     ABA #091-000-022

     For credit to:    U.S. Bank Trust, N.A.
                       Account Number:  180121167365,
                       TSU:  47300050

     For further credit to:  National Travelers Life Company
                             Account Number: 12609110
                             Attn:  Juleah Foss  (651) 244-5958

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     National Travelers Life Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     U.S. Bank Trust, N.A.
     180 East Fifth Street
     St. Paul, MN  55101
     Attn:  Connie Kemp  (SPFT 0901)

Tax I.D. #42-0432940

                                  Schedule A

                                                             SCHEDULE A
                                                             ----------


                      INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

GUARANTEE RESERVE LIFE INSURANCE COMPANY                       $1,000,000

Register Notes in the name of:  GANT & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     Mercantile National Bank of Indiana
     Hammond, IN
     ABA #071-912-813

     For credit to:  Guarantee Reserve Life Insurance Company
                     Attn:  Trust Department, Geneva DeVine
                     Account Number:  287000

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     Guarantee Reserve Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     Mercantile National Bank of Indiana
     Ref:  Guarantee Reserve Life Insurance Company
     5243 Hohman Avenue
     Hammond, IN  46320

Tax I.D. #35-0815760

                                  Schedule A

                                                                SCHEDULE A
                                                                ----------


                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

PIONEER MUTUAL LIFE INSURANCE COMPANY                          $1,000,000

Register Notes in the name of:  POLLY & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     Polly & Co.
     c/o The Bank of New York
     ABA #021-000-018  BNF:  IOC566
     Attn:  P&I Dept., Robert Hoover

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     Pioneer Mutual Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     The Bank of New York
     One Wall Street - 3rd Floor - Window A
     New York, NY  10005
     Account:  NCT & Co. Fargo, #270576
     Attention:  Christine Burke
                 Telephone:  (212) 635-4549

     With reference to "FREE DELIVERY"

Tax I.D. #45-0220640

                                  Schedule A

                                                                SCHEDULE A
                                                                ----------

                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

THE CATHOLIC AID ASSOCIATION                                      $1,000,000

Register Notes in the name of:  VAR & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     U.S. Bank, N.A.
     Minneapolis, MN
     ABA #091-000-022

     For credit to:  U.S. Bank Trust, N.A.
                     Account Number:  180121167365,
                     TSU:  47300050

     For further credit to:  Catholic Aid Association (The)
                             Account Number: 12614950
                             Attn:  Juleah Foss  (651) 244-5958

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     Catholic Aid Association (The)
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     U.S. Bank Trust, N.A.
     180 East Fifth Street
     St. Paul, MN  55101
     Attn:  Marilyn Goldberg (SPFT 0901)

Tax I.D. #41-0182070

                                  Schedule A

                                                                SCHEDULE A
                                                                ----------

                      INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

GREAT WESTERN INSURANCE COMPANY                                $500,000

Register Notes in the name of:  Zions First National Bank for Great Western
                                Insurance Company

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     Zions First National Bank
     Salt Lake City, UT
     ABA #124-0000-54

     For credit to:  Great Western Insurance Company, Account Number:  80-
                     00005-2

     Reference sufficient information to identify the source and application of such funds.

     Any checks (in lieu of wire transfer) should be sent to the following address:

     Zions First National - Bank Trust Department
     P.O. Box 30880
     Salt Lake City, UT  84130
     Ref:  Great Western Insurance Company

(2)  All notices and statements should be sent to the following address:

     Great Western Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator

(3)  Deliver original Note to:

     Great Western Insurance Company
     Attn:  Fred Meese
     3434 Washington Boulevard
     Ogden, UT  84401


Tax I.D. #87-0395954

                                  Schedule A

                                                             SCHEDULE A
                                                             ----------


                       INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY                    $500,000


Register Notes in the name of:  Norwest Bank MN as Custodian for Protected Home
                                Mutual Life Insurance Co.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:


     Norwest Bank Minnesota, N.A.
     ABA No. 091-000-019
     BNF=Norwest Trust Clearing Mpls
     BNFA=0840245
     OBI=FFC to: Norwest Client Acct. No. 13371700
     Norwest Client Account Name:  Protected Home Mutual Life Insurance Company

     Reference sufficient information to identify the source and application of such funds.

(2)  All notices and statements should be sent to the following address:

     Protected Home Mutual Life Insurance Company
     c/o Advantus Capital Management, Inc.
     400 Robert Street North
     St. Paul, MN  55101
     Attn:  Client Administrator


(3)  Deliver original Note to:

     Norwest Bank MN, N.A.
     733 Marquette Ave. Lower Level 1
     Security Control and Transfer
     Minneapolis, MN  55479-0051

     Attn:  Terrie Loosen  (612) 667-0540


Tax I.D. #25-0740310

                                  Schedule A

                                                               SCHEDULE A
                                                               ----------


                       INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

AMERICAN FAMILY LIFE INSURANCE COMPANY                          $5,000,000

Register Notes in the name of:  BAND & CO.

(1) All payments in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

     Firstar Bank Milwaukee, N.A.
     Account of Firstar Trust Company
     ABA #075000022
     For Credit to Account #112-950-027
     Trust Account 000018012500 for AFLIC-Traditional Portfolio
     Attn:  Accounting Department

     Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment
                      -------------------------------------------------------
     being made.
     ----------


(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements to:

     American Family Life Insurance Company
     6000 American Parkway
     Madison, WI  53783-0001
     Attn:  Investment Division-Private Placements

(3)  Delivery of Notes to:

     Firstar Bank Milwaukee
     Robin Brahm, Manager Services
     11th Floor, (414) 765-5177
     777 East Wisconsin Avenue
     Milwaukee, WI  53202

     A specimen copy of each Note to be sent to American Family Life Insurance Company

Tax I.D. #39-6040365

                                  Schedule A

                                                               SCHEDULE A
                                                               ----------


                      INFORMATION RELATING TO PURCHASERS


                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

TMG LIFE INSURANCE COMPANY                                     $5,000,000
Register Notes in the name of:  TMG Life Insurance Company

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     ABA Routing Transit Number:        Norwest Bank Minnesota,
     *(field 3400)                      091000019
     Beneficiary Account Number:        0000840245 (Must be 10 digits in length)
     Beneficiary Account Name:          Trust Wire Clearing (Must be on line 2)
     *(field 4200)
     OBI                                FFC: I.C. 12250600 AptarGroup, Inc.
                                        PPN: 038336 A@ 2
     *(field 6000)                      P=               I=
                                        End Balance=

     *Federal Reserve Field Tag Numbers

(2)  All notices in respect of payment shall be delivered to:

     TMG Life Insurance Company
     c/o The Mutual Group (U.S.), Inc.
     Attn:  Tamie Greenwood
     401 North Executive Drive, Suite 300
     Brookfield, WI  53008-0503
     Telephone:  (414) 641-4027
     Facsimile:  (414) 641-4055

(3)  All other communications shall be delivered to:

     TMG Life Insurance Company
     c/o The Mutual Group (U.S.), Inc.
     Attn:  Connie Keller
     401 North Executive Drive, Suite 300
     Brookfield, WI  53008-0503
     Telephone:  (414) 641-4027
     Facsimile:  (414) 641-4055

Tax I.D. #45-0208990

                                  Schedule A

                                                                      SCHEDULE B
                                                                      ----------

                                 DEFINED TERMS
                                 -------------

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Adjusted Consolidated Net Worth" means, as of any date, Consolidated Net Worth on such date, but excluding the cumulative amount reflected in "accumulated other comprehensive income" reported in the consolidated total stockholders' equity of the Company and its Restricted Subsidiaries as determined in accordance with GAAP.

          "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed.

          "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Closing" is defined in Section 3.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Company" means AptarGroup, Inc., a Delaware corporation.

          "Confidential Information" is defined in Section 20.

          "Consolidated Indebtedness" means, as of any date, Indebtedness of the Company and its Restricted Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

                                  Schedule B

          "Consolidated Net Worth" means, as of any date, consolidated total stockholders' equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 25% of consolidated total stockholders equity of the Company and its Restricted Subsidiaries determined in accordance with GAAP.

          "Consolidated Total Assets" means, as of any date, the assets and properties of the Company and its Restricted Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

          "Consolidated Total Capitalization" means, as of any date, the sum of Consolidated Indebtedness and Consolidated Net Worth as of such date.

          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its "base" or "prime" rate.

          "Disposition" is defined in Section 10.4.

          "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          "Event of Default" is defined in Section 11.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                                  Schedule B

          "Governmental Authority" means

          (a)  the government of

               (i) the United States of America or any State or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration

                                  Schedule B
of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

          "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business, but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

          (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than $2,000,000 in aggregate principal amount of the Notes, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Investments" means all investments made, in cash or by delivery of property, directly or indirectly, by any Person, in any other Person or property, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person

                                  Schedule B

(including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Make-Whole Amount" is defined in Section 8.6.

          "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the validity or enforceability of this Agreement or the Notes.

          "Memorandum" is defined in Section 5.3.

          "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Notes" is defined in Section 1.1.

          "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          "Other Purchasers" is defined in Section 2.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "Purchaser" means each purchaser listed in Schedule A.

                                  Schedule B

          "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

          "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

          "Restricted Investments" means all Investments of the Company and its Restricted Subsidiaries, other than:

          (a) property or assets to be used or consumed in the ordinary course of business;

          (b) assets arising from the sale of goods or services in the ordinary course of business;

          (c) Investments in Restricted Subsidiaries or in any Person that, as a result thereof, becomes a Restricted Subsidiary;

          (d) Investments existing as of the date of this Agreement that are listed in the attached Schedule B-1;

          (e) Investments in treasury stock;

          (f) Investments in:

              (i) obligations, maturing within one year from the date of acquisition, of or fully guaranteed by (A) the United States of America or an agency thereof or (B) Canada or a province thereof;

              (ii) state or municipal securities having an effective maturity within one year from the date of acquisition that are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

               (iii) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition of or issued by commercial banks whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

                                  Schedule B

               (iv) commercial paper maturing within 270 days from the date of issuance that, at the time of acquisition, is rated in one of the top two rating classifications by at least one nationally recognized rating agency;

               (v) repurchase agreements, fully collateralized with obligations of the type described in clause (i), with a bank satisfying the requirements of clause (iii);

               (vi) money market instrument programs that are properly classified as current assets in accordance with GAAP; and

          (g) loans or advances made in the ordinary course of business to officers and employees (including moving expenses related to relocation) incidental to carrying on the business of the Company or a Restricted Subsidiary.

          "Restricted Subsidiary" means any Subsidiary (a) of which at least a majority of the voting securities are owned by the Company and/or one or more Wholly-Owned Restricted Subsidiaries and (b) that the Company has not designated an Unrestricted Subsidiary.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          "Series 1999-A Notes" is defined in Section 1.2.

          "Significant Subsidiary" means, as of the date of determination, any Restricted Subsidiary the assets or revenues of which account for more than 10% of Consolidated Total Assets at the end of the most recently ended fiscal period or more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries for the most recently completed four fiscal quarters.

          "Source" is defined in Section 6.2

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                                  Schedule B

          "Supplement" is defined in Section 1.1.

          "this Agreement" or "the Agreement" is defined in Section 17.3.

          "Unrestricted Subsidiary" means any Subsidiary of the Company so designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

          "Wholly-Owned Subsidiary" or "Wholly-Owned Restricted Subsidiary" mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries or Wholly-Owned Restricted Subsidiaries, as the case may be, at such time.

                                  Schedule B

                                                                    SCHEDULE B-1
                                                                    ------------

                             EXISTING INVESTMENTS


Equity investments:

Seaplast (50%)                            1,585,681

TES (40%)                                    74,923

CosterSeaquist LLC (50%)                  2,624,757
                                          ---------
Subtotal                                  4,285,361

Other:

Fadeva loan                                 500,000
                                          ---------
Grand Total                               4,785,361
                                          =========

                                 Schedule B-1

                                                                    SCHEDULE 4.9
                                                                    ------------


                        CHANGES IN CORPORATE STRUCTURE

          NONE






                                 Schedule 4.9

                                                                    SCHEDULE 5.3
                                                                    ------------


                             DISCLOSURE MATERIALS

          NONE





                                 Schedule 5.3

                                                                    SCHEDULE 5.4
                                                                    ------------


                          SUBSIDIARIES OF THE COMPANY
                       AND OWNERSHIP OF SUBSIDIARY STOCK




                                                       State or Other
                                                       Jurisdiction of          Percentage
                                                       Incorporation               Owned
                                                       ---------------          ----------
AptarGroup International L.L.C.                        Delaware                     100%
  AptarGroup Foreign Sales Corporation                 Barbados                     100%
  AptarGroup Holding S.A.                              France                       100%
    Aptar GmbH                                         Germany                      100%
      Erich Pfeiffer GmbH                              Germany                      100%
       Pfeiffer Vaporisateurs France S.a.r.L.          France                       100%
       P & S Japan Ltd.                                Japan                        100%
       Pfeiffer (U.K.) Limited                         United Kingdom               100%
       P&P Promotion of German Manufacturing
        Technologies GmbH                              Germany                      100%
       Vallis Leasobjekt Gesellschaft GmbH             Germany                       51%
      Loeffler Beteilugungs GmbH                       Germany                      100%
      Seaplast S.A. *                                  Spain                         50%
      Seaquist-Loeffler GmbH                           Germany                      100%
       Loffler Stet Spol. S.R.O.                       Czech Republic               100%
      SeaquistPerfect Dispensing GmbH                  Germany                      100%
      Valois Deutschland GmbH                          Germany                      100%
    AptarGroup S.A.                                    France                       100%
    Aptar South Europe SARL                            France                       100%
      Novares S.p.A.                                   Italy                        100%
      SAR S.p.A                                        Italy                        100%
       SAR France SCA                                  France                       100%
        AptarGroup SAR Finance Unlimited               Ireland                      100%
       Sar GmbH                                        Germany                      100%
       SAR (U.K.) Limited                              United Kingdom               100%
       Tes S.p.A. *                                    Italy                         35%
    Caideil M.P. Teoranta                              Ireland                      100%
    General Plastics S.A.                              France                       100%
    Graphocolor                                        France                        60%
    Moulage Plastique de Normandie S.A.                France                       100%
    Perfect-Valois U.K. Limited                        United Kingdom               100%
    Seaquist-Loeffler Limited                          United Kingdom               100%
    Valois S.A                                         France                       100%
    Valois Dispray S.A.                                Switzerland                  100%
    Valois Espana S.A.                                 Spain                        100%
    Valois Italiana S.r.l.                             Italy                        100%
  Inairic S.A.                                         Argentina                    100%
  Sar Dispensing Systems Ltd.                          Hong Kong                    100%
  SAR Do Brasil Ltda.                                  Brazil                       100%

                                 Schedule 5.4

                                                                    SCHEDULE 5.4
                                                                    ------------


                          SUBSIDIARIES OF THE COMPANY
                       AND OWNERSHIP OF SUBSIDIARY STOCK

  Seaquist Canada Ltd.                          Canada                      100%
    Seaquist Finance Unlimited                  Ireland                     100%
  Seaquist-Valois Australia Pty. Ltd.           Australia                   100%
  Seaquist-Valois do Brasil Ltda.               Brazil                      100%
  Seaquist-Valois Japan, Inc.                   Japan                       100%
Aptar Suzhou Dispensing Ltd.                    P.R. China                  100%
CosterSeaquist L.L.C.*                          Illinois                     50%
Emson Research, Inc.                            Connecticut                 100%
  Emson Europe Ltd.                             United Kingdon              100%
  Emson Foreign Sales Corporation               U.S. Virgin Islands         100%
  Emson, Inc.                                   Connecticut                 100%
  Emson Ventures, Inc.                          Connecticut                 100%
  Emson Ventures II, Inc.                       Connecticut                 100%
    P.T. Emson Ongko Indonesia                  Indonesia                   100%
  Emson Ventures III, Inc.                      Connecticut                 100%
    Emson Spraytech India Private Ltd.          India                        51%
  Emson Ventures IV, Inc.                       Connecticut                 100%
Global Precision, Inc.                          Florida                     100%
Liquid Molding Systems, Inc.                    Delaware                    100%
Philson, Inc.                                   Connecticut                 100%
Pfeiffer of America, Inc.                       Delaware                    100%
P Merger Corporation                            Connecticut                 100%
R.P.M. Manufacturing Company                    Connecticut                 100%
SAR U.S.A. Inc.                                 Delaware                    100%
Seaquist Closures L.L.C.                        Delaware                    100%
Seaquist Closures Foreign, Inc.                 Delaware                    100%
Seaquist de Mexico, S.A. de C.V.                Mexico                       75%
SeaquistPerfect Dispensing L.L.C.               Delaware                    100%
SeaquistPerfect Dispensing Foreign, Inc.        Delaware                    100%
Valois of America, Inc.                         Connecticut                 100%

*  Indicates affiliate of the Company

See the FORM 10-K for the fiscal year ended December 31, 1998 for the executive officers and the PROXY STATEMENT dated April 7, 1999 for directors.


                                 Schedule 5.4

                                                                    SCHEDULE 5.5
                                                                    ------------


                             FINANCIAL STATEMENTS

          AptarGroup, Inc. 10-Q for the quarter ended March 31, 1999




                                 Schedule 5.5

                                                                    SCHEDULE 5.8
                                                                    ------------


                              CERTAIN LITIGATION

          None





                                 Schedule 5.8

                                                                   SCHEDULE 5.11
                                                                   -------------



                            LICENSES, PERMITS, ETC.

          None




                                 Schedule 5.11

                                                                   SCHEDULE 5.14
                                                                   -------------


                                USE OF PROCEEDS


Repay a portion of indebtedness under Credit Agreement dated as of February 12, 1999 between AptarGroup, Inc. and Bank of America National Trust and Savings Association
                                                                   $107,000,000
                                                                   ============




                                 Schedule 5.14

                                                                   SCHEDULE 5.15
                                                                   -------------

                             EXISTING INDEBTEDNESS

                                                          Description   Secured by   Rate - fixed   Interest     Issue     Maturity
                                       Bank name            of Debt       Assets     or variable?      Rate      Date        Date
                                       ---------          -----------   ----------   ------------    --------    -----     --------
ST NOTES PAYABLE
AptarGroup                       ABN Amro                 Bank            No          V                5.35%     01/11/99  04/11/99
AptarGroup                       Society General          Bank            No          V                5.60%     03/31/99  04/01/99
AptarGroup                       WLB                      Bank            No          V                5.17%     03/30/99  04/06/99
AptarGroup                       BOA                      Bank            No          V                5.42%      2/19/99  04/30/99
China                            IBPS                     Bank            No          V                5.90%      7/16/98   7/15/99
China                            Bank of China            Bank            No          V                5.77%      7/14/98   7/13/99
China                            Bank of China            Bank            No          V                6.52%      7/24/98   7/13/99
Elims                            Reclass ST
Emson Foreign Sales Corp.        Fleet                    Bank            No          V                0.00%     03/31/99  04/05/99
Emson, Inc.                      Fleet                    Bank            No          V                0.00%     03/31/99  04/05/99
Emson, Inc.                      Fleet                    Bank            No          V                0.00%     03/31/99  04/05/99
Emson, Inc.                      Fleet                    Bank            No          V                0.00%     03/31/99  04/05/99
General plastics                 BNP                      Bank            No          V                3.88%      2/15/98   4/15/99
Novares S p A                    IMI-S PAOLO              Bank            N/A         F                5.60%        2/98      8/99
Novares S p A                    IBM Semea                Other           N/A         F                9.35%       10/98     12/99
S Loffler Ltd                    BOA                      Bank            No          V                6.00%     11/2/99    5/5/99
Sar France                       Groupe Soval             Bank            No          V               10.90%       11/96     5/99
Seaquist Loffler Germany         DM Eurokredit            Bank            No          V                3.96%      2/15/99   5/15/99
Seaquist Loffler Germany         DB Eurokredit            Bank            No          V                3.96%      3/11/99   6/11/99
SV Australia                     ABN Amro                 Bank            Yes         V                5.35%      3/24/99   5/24/99
SV Australia                     ABN Amro                 Bank            Yes         V                5.38%      3/29/99   4/29/99
Valois                           CIN                      Bank            No          V                3.24%      3/18/99   4/1/99
Valois                           CIN                      Bank            No          V                3.24%      3/19/99   4/1/99
Valois                           CIN                      Bank            No          V                3.23%      3/22/99   4/1/99

DISCOUNTED NOTES

Valois Spain                     Bilbao Vizcaya           Bank            No          V                7.00%      1/23/99   4/25/99

                                   LC - ST         LC - LT  TOTAL - LC     US$ - ST     US$ - LT          TOTAL $
                                   ------------------------------------------------------------------------------
OVERDRAFTS
                                         0                          0                0     0                     0
AptarGroup                      15,000,000                 15,000,000       15,000,000     0            15,000,000
AptarGroup                         600,000                    600,000          600,000     0               600,000
AptarGroup                      10,500,000                 10,500,000       10,500,000     0            10,500,000
AptarGroup                     123,000,000                123,000,000      123,000,000     0           123,000,000
China                              828,000                    828,000          100,022     0               100,022
China                           15,000,000                 15,000,000        1,812,000     0             1,812,000
China                           10,000,000                 10,000,000        1,208,000     0             1,208,000
Elims                          (25,000,000)               (25,000,000)     (25,000,000)                (25,000,000)
Emson Foreign Sales Corp.           21,641                     21,641           21,641     0                21,641
Emson, Inc.                      1,084,366                  1,084,366        1,084,366     0             1,084,366
Emson, Inc,                        104,788                    104,788          104,788     0               104,788
Emson, Inc.                         45,608                     45,608           45,608     0                45,608
General plastics                   274,500                    274,500           45,070     0                45,070
Novares S p A                    5,000,000                  5,000,000        2,781,000     0             2,781,000
Novares S p A                      677,552                    677,552          378,854     0               376,854
S Loffler Ltd                    1,300,000                  1,300,000        2,095,340     0             2,095,340
Sar France                          17,573                     17,573            2,885     0                 2,885
Seaquist Loffler Germany         2,000,000                  2,000,000        1,101,322     0             1,101,322
Seaquist Loffler Germany         2,000,000                  2,000,000        1,101,322     0             1,101,322
SV Australia                       100,000                    100,000           63,430     0                63,430
SV Australia                       100,000                    100,000           63,430     0                63,430
Valois                           2,800,000                  2,800,000          459,726     0               459,726
Valois                           9,200,000                  9,200,000        1,510,530     0             1,510,530
Valois                           3,500,000                  3,500,000          574,658     0               574,658
                                                                     ---------------------------------------------
                                                                           138,651,993     0           138,651,993
                                                                     ---------------------------------------------
DISCOUNTED NOTES

Valois Spain                     1,005,662                  1,005,662            6,510     0                 6,510

                                                                     ---------------------------------------------
                                                                                 6,510     0                 6,510
                                                                     ---------------------------------------------

                                 Schedule 5.15

                                                                   SCHEDULE 5.15
                                                                   -------------

                                                   EXISTING INDEBTEDNESS

                                              Description    Secured by    Rate--fixed    Interest     Issue      Maturity
                          Bank name             of Debt        Assets      or variable      Rate        Date        Date
                          ---------------     -----------    ----------    -----------    --------    --------    ---------
OVERDRAFTS
AAPTUS                    Other                  Bank            No             V          0.00%
Aptar GmbH                West LB                Bank            No             V          6.00%       3/31/99       4/1/99
Aptar GmbH                ABN Amro               Bank            No             V          6.00%       3/31/99       4/1/99
General Plastics          Bred                   Bank            No             V          3.80%       3/31/99      3/31/99
General Plastics          SG                     Bank            No             V          4.20%       3/31/99      3/31/99
Graphocolor               Credit Lyonnais        Bank            No             V          3.88%       3/31/99      4/15/99
Graphocolor               BNP                    Bank            No             V          3.83%       3/31/99      4/15/99
Graphocolor               SG                     Bank            No             V          0.04%       3/31/99      4/15/99
Inairic                   BNL                    Bank             Y             V          0.18%       2/25/99      2/25/00
Perfect-Valois UK         Bank National De Paris Bank            No             V          7.00%          3/99    Revolving
Seaquist Japan            Mitsubishi Bank        Bank            No             V          3.50%       8/29/97      8/28/02
Seaquist Japan            Mitsubishi Bank        Bank            No             V          3.50%       6/23/98       6/2/03
Seaquist Japan            BNP                    Bank            No             V          2.00%      12/18/98     12/31/05
Seaquist Japan            Sumitomo Bank          Bank            No             V          2.50%      12/18/98     12/17/03
Seaquist Loffler Germany  Volksbank              Bank            No             V          6.25%       3/30/99      4/30/99
SPD France                BFCE                   Bank            No             V          3.79%       3/31/99          N/A
SPD France                SG                     Bank            No             V          3.00%       3/31/99          N/A
SPD GmbH                  West LB                Bank            No             V          6.00%       3/31/99       4/1/99
SPD GmbH                  ABN Amro               Bank            No             V          6.00%       3/31/98       4/1/99
Valois                    Credit Lyonnais        Bank            No             V          3.61%       3/31/99          N/A
Valois                    Credit Agricole        Bank            No             V          3.61%       3/31/99          N/A
Valois                    SG                     Bank            No             V          3.61%       3/31/99          N/A

                                  LC - ST        LC - LT        TOTAL - LC        US$ - ST        US$ - LT        TOTAL $
                                ----------       -------       -----------       ----------       --------       ----------
AAPTUS                           2,326,589                       2,326,589        2,326,589           0           2,326,589
Aptar GmbH                          28,463                          28,463           15,673           0              15,673
Aptar GmbH                               3                               3                2           0                   2
General Plastics                   339,171                         339,171           55,688           0              55,688
General Plastics                 1,444,434                       1,444,434          237,159           0             237,159
Graphocolor                      3,675,862                       3,675,862          603,532           0             603,532
Graphocolor                      2,456,989                       2,456,989          403,408           0             403,408
Graphocolor                        424,084                         424,084           69,630           0              69,630
Inairic                            592,253                         592,253          592,549           0             592,549
Perfect-Valois UK                  497,073                         497,073          801,182           0             801,182
Seaquist Japan                  13,673,000                      13,673,000          115,045           0             115,045
Seaquist Japan                   4,170,000                       4,170,000           35,086           0              35,086
Seaquist Japan                 306,262,705                     306,262,705        2,576,894           0           2,576,894
Seaquist Japan                  46,668,000                      46,668,000          392,665           0             392,665
Seaquist Loffler Germany           729,348                         729,348          401,623           0             401,623
SPD France                         177,671                         177,671           29,171           0              29,171
SPD France                         230,157                         230,157           37,789           0              37,789
SPD GmbH                           846,377                         846,377          466,067           0             466,067
SPD GmbH                         1,440,778                       1,440,778          793,380           0             793,380
Valois                             246,688                         246,688           40,503           0              40,503
Valois                           2,008,643                       2,008,643          329,795           0             329,795
Valois                             468,959                         468,959           76,997           0              76,997
                                                                                 ------------------------------------------
                                              TOTAL OVERDRAFTS                   10,400,429           0          10,400,429
                                                                                 ------------------------------------------

                                 Schedule 5.15

                                                                   SCHEDULE 5.15
                                                                   -------------
                             EXISTING INDEBTEDNESS

                                 Description  Secured by   Rate - fixed  Interest     Issue     Maturity
                   Bank name       of Debt      Assets     or variable?    Rate        Date       Date       LC - ST     LC - LT
                   ---------       -------      ------     -----------     ----        ----       ----       -------     -------
NOTES PAYABLE
AptarGroup        Nationwide Life  Other          No            F          7.08%      10/1/95     9/30/05   3,571,429   21,428,571
AptarGroup        Reclass ST       Other          No                                              4/29/01               25,000,000
Enson, Inc.       Bank Term Loan   Bank           No            V          6.53%      4/15/98      5/1/03     800,000    2,466,667
Enson, Inc.       Revolver         Bank           No            V          5.56%      4/15/98      5/1/01           0    7,700,000
Enson, Inc.       Revolver         Bank           No            V          5.46%      4/15/98      5/1/01           0   10,000,000
Enson India       Pavron           Loan           No            V          0.00%                                    0    2,022,022
General Plastics  BNP              Bank           No            F          5.11%         8/98        7/03     372,739    1,389,120
General Plastics  Bred             Bank           No            F          4.90%         8/97        7/01     100,668      142,115
General Plastics  Bred             Bank           No            F          4.90%         8/97        7/01     251,670      355,287
General Plastics  Credipar         Bank           No            F         11.08%        11/95       10/99      14,674            0
General Plastics  SNVB Codevi      Bank           No            F          6.10%         7/96        7/00     257,500      128,750
General Plastics  SNVB Codevi      Bank           No            V          5.60%         8/96        8/00     198,750       99,375
Graphocolor       Agency Bassin    Other          No            F          0.50%     10/16/97    10/16/08      42,000      378,000
Graphocolor       Agency Bassin    Other          No            F          0.50%      3/26/91     3/16/00           0      106,400
Graphocolor       Agency Bassin    Other          No            F          0.50%      1/16/97     1/16/00           0    1,052,800
Graphocolor       SDR              Other          No            F          7.20%       1/1/90      1/1/99     190,214            0
Graphocolor       CMT              Other          No            V          3.80%      8/20/96     8/20/03   1,232,145    6,160,705
Graphocolor       CMT              Other          No            V          3.80%      8/20/96     8/20/03     375,000    1,875,000
MPN               Credit General   Bank                         F          0.00%            0           0           0            0
                  Industriel
MPN               Societe General  Bank           No            F          4.95%         8/98        1/00     245,725      646,442
MPN               Societe General  Bank           Yes           F          6.10%         6/96        5/00      88,043      109,721
MPN               CIC              Bank           No            F          5.40%         8/97        7/01     120,863      171,622
MPN               Societe General  Bank           No            V          5.14%         8/97        7/01     276,538      391,488
SAR               Loan L           Other          No            F          3.69%      1/13/95     7/29/09           0    1,392,973
SAR               Loan I           Other          No            F          0.00%         7/97        1/99           0            0
Seaquist de
 Mexico           Other            Bank           Yes           F          0.00%            0           0     213,696      136,848
Seaquist
 Loffler Germany  GEFA 83165       Other          No            F          4.94%       3/1/97      1/1/99           0            0
Seaquist
 Loffler Germany  GEFA 83166       Other          No            F          4.74%       4/1/97      2/1/99           0            0
Seaquist
 Loffler Germany  GEFA 83167       Other          No            F          5.70%      12/1/97     10/1/99     101,500            0
Seaquist
 Loffler Germany  GEFA 83153       Other          No            F          5.79%       5/1/98      3/1/00      99,000       22,000
Seaquist
 Loffler Germany  GEFA 83154       Other          No            F          5.53%       5/1/98      3/1/00     174,150       77,400
Seaquist
 Loffler Germany  GEFA 83155       Other          No            F          5.53%       6/1/98      4/1/00     124,470       41,490
Seaquist
 Loffler Germany  GEFA 83152       Other          No            F          5.24%      10/1/97      8/1/99      27,500            0
Seaquist
 Loffler Germany  Loeffler Loan    Other          No            F          4.90%      7/31/98     9/30/04     623,679    6,082,522
Valois            ANVAR            Bank           No            F          0.00%       9/4/92     6/30/00     200,000      200,000
Valois            Participation    Other          No            F          6.00%       4/1/93      4/1/03   5,406,901   28,744,466
Valois Italiana   Mediocredito     Bank           No            V          1.20%     12/31/98     6/30/08      40,000      360,786
Valois of
 America          CDA              Other          Yes           F          4.50%     11/28/95      6/1/95      91,808      605,240

                         TOTAL - LC      US$ - ST    US$ - LT      TOTAL $
                         -------------------------------------------------
NOTES PAYABLE
AptarGroup               25,000,000     3,571,429   21,428,571   25,000,000
AptarGroup               25,000,000             0   25,000,000   25,000,000
Enson, Inc.               3,266,661       800,000    2,466,667    3,266,667
Enson, Inc.               7,700,000             0    7,700,000    7,700,000
Enson, Inc.              10,000,000             0   10,000,000   10,000,000
Enson India               2,022,022             0       47,659       47,659
General Plastics          1,761,859        61,199      228,077      289,276
General Plastics            242,783        16,528       23,334       39,852
General Plastics            606,957        41,321       58,334       99,655
General Plastics             14,674         2,409            0        2,409
General Plastics            386,250        42,278       21,139       63,418
General Plastics            298,125        32,632       16,316       48,949
Graphocolor                 420,000         6,896       62,063       68,959
Graphocolor                 106,400             0       17,470       17,470
Graphocolor               1,052,800             0      172,857      172,857
Graphocolor                 190,214        31,231            0       31,231
Graphocolor               7,392,850       202,303    1,011,514    1,213,817
Graphocolor               2,250,000        61,571      307,853      369,423
MPN                               0             0            0            0

MPN                         892,167        40,345      106,138      146,483
MPN                         197,764        14,456       18,015       32,470
MPN                         292,485        19,844       28,178       48,023
MPN                         668,026        45,404       64,278      109,682
SAR                       1,392,973             0      774,772      774,772
SAR                               0             0            0            0
Seaquist de
 Mexico                     410,544        28,738       14,369       43,107
Seaquist
 Loffler Germany                  0             0            0            0
Seaquist
 Loffler Germany                  0             0            0            0
Seaquist
 Loffler Germany            101,500        55,892            0       55,892
Seaquist
 Loffler Germany            121,000        54,515       12,115       66,630
Seaquist
 Loffler Germany            251,550        95,898       42,621      138,519
Seaquist
 Loffler Germany            165,960        68,541       22,847       91,388
Seaquist
 Loffler Germany             27,500        15,143            0       15,143
Seaquist
 Loffler Germany          6,706,201       343,436    3,349,408    3,692,843
Valois                      400,000        32,838       32,838       65,675
Valois                   34,151,367       887,748    4,719,496    5,607,245
Valois Italiana             400,786        22,248      200,669      222,917
Valois of
 America                    697,048        91,808      605,240      697,048
                           ROUNDING            (1)                       (1)
                                     --------------------------------------
TOTAL NOTES PAYABLE                     6,686,652   78,552,836   85,239,487
                                     --------------------------------------

                                 Schedule 5.15

                                                                   SCHEDULE 5.15


                             EXISTING INDEBTEDNESS

                      Bank name    Description    Secured by   Rate - fixed  Interest     Issue     Maturity       LC - ST
                      ---------      of Debt        Assets     or Variable?    Rate        Date       Date         -------
                                     -------        ------     -----------     ----        ----       ----
MORTGAGES PAYABLE

General Plastics  Credit Agricole  Bank               Yes            F         5.90%       1/97       12/00         260,718
General Plastics  Societe General  Bank               Yes            V         4.65%       4/98        1/02         225,000
General Plastics  Credit Agricole  Bank               Yes            F         5.05%       8/98        7/02         153,886
General Plastics  SNVB             Bank               Yes            F         4.80%       8/98        7/02         199,094
General Plastics  SNVB             Bank               Yes            F         5.25%       8/98        7/02         188,740
General Plastics  Bred             Bank               Yes            F         4.80%      10/98        7/02         177,350
General Plastics  BNP              Bank               Yes            F         4.09%       3/99        9/03          91,066
General Plastics  BNP              Bank               Yes            F         4.09%       3/99        2/03         772,842
Novares S.p.A.    Loan BNL         Other              No             F         2.10%   12/22/98     6/30/08         269,260
Pfeiffer GmbH     Commerzbank      Bank               Yes            F         4.70%      06/96        3/99               0
Pfeiffer GmbH     West LB          Bank               Yes            F         5.00%      06/96       12/01         161,515
Pfeiffer GmbH     Sparkasse        Bank               No             F         4.95%       3/98       12/02       1,000,000
Pfeiffer GmbH     BW Bank          Bank               No             F         4.90%      11/97       12/02       1,000,000
Pfeiffer GmbH     BW Bank          Bank               No             F         5.00%      06/96       12/99         625,000
Sar               Loan             Other              Yes            F         5.25%   12/31/94     6/30/04         599,035
INDUSTRIAL REV  BONDS
SPD US            IRB              IRB                No             V         6.05%      12/96       12/01         333,400


                          LC - LT     TOTAL - LC      US$ - ST    US$ - LT      TOTAL $
                         --------------------------------------------------------------
MORTGAGES PAYABLE

General Plastics           205,859      466,577        42,807       33,800       76,606
General Plastics           450,000      675,000        36,942       73,885      110,827
General Plastics           572,747      726,633        25,266       94,038      119,304
General Plastics           503,378      702,472        32,689       82,649      115,337
General Plastics           480,816      669,556        30,989       78,944      109,933
General Plastics           692,111      869,461        29,119      113,636      142,755
General Plastics           908,934    1,000,000        14,952      149,236      164,188
General Plastics         3,427,158    4,200,000       126,891      562,698      689,590
Novares S.p.A.           2,530,740    2,800,000       149,762    1,407,598    1,557,360
Pfeiffer GmbH                    0            0             0            0            0
Pfeiffer GmbH              323,338      484,853        88,940      178,050      266,990
Pfeiffer GmbH            3,000,000    4,000,000       550,661    1,651,983    2,202,644
Pfeiffer GmbH            3,000,000    4,000,000       550,661    1,651,983    2,202,644
Pfeiffer GmbH                    0      625,000       344,163            0      344,163
Sar                      3,115,244    3,714,279       333,183    1,732,699    2,065,882
                                       ROUNDING            (1)                       (1)
                                                    -----------------------------------
                             TOTAL MORT PAYABLE     2,357,025    7,811,198   10,168,223
                                                    -----------------------------------
INDUSTRIAL REV BONDS
SPD US                     582,450      915,850       333,400      582,450      915,850
                                                    -----------------------------------

                                 Schedule 5.15

                                                                   SCHEDULE 5.15
                                                                   -------------


                                                        EXISTING INDEBETEDNESS

                                        Description    Secured by   Rate - fixed    Interest     Issue     Maturity
                          Bank name       of Debt        Assets     or Variable?      Rate        Date       Date
                          ---------     -----------    ---------    -----------     -------      -----     -------
CAPITAL LEASES
Dispray                   Capital Lease    Building         Yes            F          2.50%        7/88        7/03
Dispray                   Capital Lease    Building         Yes            F          6.62%        3/95        3/05
General Plastics          Capital Lease    Press            Yes            F          8.02%     3/15/95     3/15/00
General Plastics          Capital Lease    Press            Yes            F          8.32%     8/15/95     8/15/00
General Plastics          Capital Lease    Press            Yes            F          7.59%      4/1/96    11/26/00
Graphocolor               Capital Lease    Misc Equip       No             V          4.08%    12/30/96    12/30/08
MPN                       Capital Lease    Sofinbail        Yes            F          7.49%        3/95        3/00
Pfeiffer-Valois UK        Capital Lease    Fork Lift Truc   No             F         12.43%      7/1/98     6/30/03
Rounding
Seaquist Loffler Czech    Capital Lease    Machine          Yes            F          7.00%      7/1/98      6/1/02
SVC Australia             Capital Lease    Volkswagon       Yes            F          7.24%     3/22/99     3/22/03
SVC Australia             Capital Lease    Subaru           Yes            F          6.99%     11/7/97     11/7/01
Valois                    Capital Lease    Domibail         Yes            V          3.88%     6/30/90     6/30/05
Valois                    Capital Lease    Domibail         Yes            V          3.85%     12/1/93     12/1/08
Valois                    Capital Lease    Domibail         Yes            V          4.80%     1/10/90      7/4/05

                            LC - ST     LC - LT     TOTAL - LC      US$ - ST    US$ - LT      TOTAL $
                            -------------------------------------------------------------------------
CAPITAL LEASES
Dispray                     16,932     1,150,598    1,167,530        11,429      776,654      788,083
Dispray                     16,418     1,190,101    1,206,519        11,082      803,318      814,400
General Plastics           372,964             0      372,964        61,236            0       61,236
General Plastics            99,557        48,564      148,121        16,346        7,974       24,320
General Plastics           101,831        79,678      181,509        16,719       13,082       29,802
Graphocolor                903,591    13,763,159   14,666,750       148,359    2,259,746    2,408,104
MPN                        191,346             0      191,346        31,417            0       31,417
Pfeiffer-Valois UK           3,126        14,406       17,532         5,038       23,220       28,258
Rounding                                             ROUNDING             2                         2
Seaquist Loffler Czech   4,360,447    16,421,359   20,781,806       121,787      458,649      580,436
SVC Australia                6,226        42,608       48,834         3,949       27,026       30,975
SVC Australia                5,182        25,789       30,971         3,287       16,358       19,645
Valois                   2,031,127     8,784,702   10,815,829       333,487    1,442,343    1,775,829
Valois                   1,842,110    11,099,429   12,941,539       302,452    1,822,393    2,124,845
Valois                     912,145     6,850,357    7,762,502       149,763    1,124,746    1,274,510

                                                                  -----------------------------------
                           TOTAL CAPITAL LEASES                   1,216,355    8,775,508    9,991,862
                                                                  -----------------------------------

                                 Schedule 5.15

                                                                   SCHEDULE 5.15
                                                                   -------------

                                                   EXISTING INDEBTEDNESS

                                              Description    Secured by    Rate--fixed    Interest     Issue      Maturity
                               Bank name        of Debt        Assets      or Variable?     Rate        Date        Date
                            ---------------   -----------    ----------    -----------    --------    --------    ---------

                                  LC - ST        LC - LT        TOTAL - LC       US$ - ST        US$ - LT         TOTAL $
                                ----------       -------       -----------      ----------       --------       -----------


                                        GRAND TOTAL DEBT PER BOOKS              159,652,362     95,721,991      255,374,353
                                                                                --------------------------
                                            Add Guarantees:

                                            DM based -                                             3/31/98
                                                                                    DM amt.        FX rate                $
                                            Bechsteiner (former subsidiary)       3,600,000       0.550661        1,982,380
                                            Bechsteiner (former subsidiary)         600,000       0.550661          330,397

                                            Dollar based -
                                            CoxxxxSeaquist LLC                                                    3,750,000
                                                                                                                -----------
                                        TOTAL INDEBTEDNESS                                                      261,437,130
                                                                                                                ===========




                                 Schedule 5.15

                                                                   SCHEDULE 10.3
                                                                   -------------

                                EXISTING LIENS


See schedule 5.15 for debt secured by assets




                                 Schedule 10.3

                                                                   EXHIBIT 1.1-A
                                                                   -------------

                                [FORM OF NOTE]


                               APTARGROUP, INC.

           [____]% SENIOR NOTE, SERIES [___], DUE [__________, ____]


No. [_____]                                                               [Date]

$ [_______]                                                  PPN[______________]


          FOR VALUE RECEIVED, the undersigned, APTARGROUP, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [______________________], or registered assigns,
the principal sum of $[_________________________] on [            ],
                                                      -------------
[_________], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [____]% per annum from the date hereof, payable semiannually, on [______] [____] and [______][____] in each year, commencing with the [______] [____] or [______]
[____] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [_____]% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement dated as of May 15, 1999
[and a Supplement thereto dated as of [         ], [     ]](as from time to time
further amended and supplemented, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's

                                 Exhibit 1.1-A
attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          [The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                        APTARGROUP, INC.



                                        By: ________________________________
                                        Title: _____________________________

                                 Exhibit 1.1-A

                                                                   EXHIBIT 1.1-B
                                                                   -------------



                             [FORM OF SUPPLEMENT]



                     SUPPLEMENT TO NOTE PURCHASE AGREEMENT



     THIS SUPPLEMENT is entered into as of [            ], [          ] (this
"Supplement") between APTARGROUP, INC., a Delaware corporation (the "Company"), and the Purchasers listed in the attached Schedule A (the "Purchasers").


                                R E C I T A L S
                                ---------------


     A. The Company has entered into a Note Purchase Agreement dated as of May 15, 1999 with the purchasers listed in Schedule A thereto [and one or more supplements or amendments thereto] (as heretofore amended and supplemented, the "Note Purchase Agreement"); and


     B. The Company desires to issue and sell, and the Purchasers desire to purchase, an additional series of Notes (as defined in the Note Purchase Agreement) pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;

     NOW, THEREFORE, the Company and the Purchasers agree as follows:

     1.   Authorization of the New Series of Notes.  The Company has authorized
          ----------------------------------------
the issue and sale of $[                  ] aggregate principal amount of Notes
to be designated as its [__]% Senior Notes, Series [         ], due [      ], [
] (the "Series [ ] Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).
The Series [        ] Notes shall be substantially in the form set out in
Exhibit 1 to this Supplement, with such changes therefrom, if any, as may be approved by you and the Company.

     2.   Sale and Purchase of Series [  ] Notes.  Subject to the terms and
          --------------------------------------
conditions of this Supplement and the Note Purchase Agreement, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from
the Company, at the Closing provided for in Section 3, Series [    ] Notes in
the principal amount specified opposite their respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.


     3.   Closing.  The sale and purchase of the Series [   ] Notes to be
          -------
purchased by the Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400,

                                 Exhibit 1.1-B

321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a
closing (the "Closing") on  [       ], [  ] or on such other Business Day
thereafter on or prior to [ ], [ ] as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the
Series  [       ] Notes to be purchased by it in the form of a single Note (or
such greater number of Series [    ] Notes in denominations of at least $500,000
as such Purchaser may request) dated the date of the Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________] at [_________________] Bank, [Insert Bank address, ABA number for wire transfers, and any other
       -----------------------------------------------------------------
relevant wire transfer information]. If at the Closing the Company shall fail to
-----------------------------------
tender such Series  [   ] Notes to a Purchaser as provided above in this Section
3, or any of the conditions specified in Section 4 of the Note Purchase Agreement, as modified or expanded by Section 4 hereof, shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

     4.   Conditions to Closing.  Each Purchasers obligation to purchase and pay
          ---------------------
for the Series [    ] Notes to be sold to it at the Closing is subject to the
fulfillment to its satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:

            [Set forth any modifications and additional conditions.]

     5.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Purchasers hereunder, all references to "this Agreement" shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to "Notes" therein shall be
deemed to include the Series [    ] Notes, and (ii) except for changes to such
representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Schedule 5.

     6.   Representations of the Purchasers.  Each Purchaser confirms to the
          ---------------------------------
Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser.

                                 Exhibit 1.1-B

     7.   Mandatory Prepayment of the Series [    ] Notes.  [The Series [    ]
          -----------------------------------------------
Notes are not subject to mandatory prepayment by the Company.]  [On [        ],
[    ] and on each [      ] thereafter to and including [        ], [    ] the
Company will prepay $[                ] principal amount (or such lesser
principal amount as shall then be outstanding) of the Series [    ] Notes at par
and without payment of the Make-Whole Amount or any premium.]

     8.   Applicability of Note Purchase Agreement.  Except as otherwise
          ----------------------------------------
expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are
incorporated by reference herein and shall apply to the Series [    ] Notes as
if expressly set forth in this Supplement.


     IN WITNESS WHEREOF, the Company and the Purchasers have caused this Supplement to be executed and delivered as of the date set forth above.

                              APTARGROUP, INC.



                              By:________________________
                              Title:_____________________


[ADD PURCHASER SIGNATURE BLOCKS]

                                 Exhibit 1.1-B

                                                                      Schedule A
                                                                   to Supplement
                                                                   -------------



                      INFORMATION RELATING TO PURCHASERS



                                                    Principal Amount of Series
Name and Address of Purchaser                       [  ] Notes to be Purchased
-----------------------------                       --------------------------


[NAME OF PURCHASER]                                             $

 (1)  All payments by wire transfer
          of immediately available
          funds to:



          with sufficient information
          to identify the source and
          application of such funds.

 (2)  All notices of payments and
          written confirmations of such
          wire transfers:

 (3)  All other communications:

                                 Exhibit 1.1-B

                                                                      Schedule 5
                                                                   to Supplement
                                                                   -------------

                         EXCEPTIONS TO REPRESENTATIONS
                                AND WARRANTIES

                                 Exhibit 1.1-B

                                                                    Exhibit 1 to
                                                                      Supplement
                                                                      ----------

                          [FORM OF SERIES [  ] NOTE]

                                 Exhibit 1.1-B

                                                                     EXHIBIT 1.2
                                                                     -----------



                         [FORM OF SERIES 1999-A NOTE]



                               APTARGROUP, INC.


                       6.62% Senior Note, Series 1999-A
                               due May 30, 2011



No. [_____]                                                               [Date]
$[________]                                                 $PPN[______________]


          FOR VALUE RECEIVED, the undersigned, APTARGROUP, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [______________________], or registered assigns,
the principal sum of $[           ] on May 30, 2011, with interest (computed on
the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.62% per annum from the date hereof, payable semiannually, on May 30 and November 30 in each year, commencing with November 30, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.62% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of May 15, 1999 as from time to time amended and supplemented, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's

                                Exhibit 1.2(a)
attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    APTARGROUP, INC.



                                    By:_______________________
                                    Title:____________________

                                Exhibit 1.2(a)

                                                                  EXHIBIT 4.4(a)

                          FORM OF OPINION OF COUNSEL
                                TO THE COMPANY

     The opinion of Sidley & Austin, counsel to the Company, shall be to the effect that:

     1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Series 1999-A Notes and has the corporate power and the corporate authority to own and operate its properties and to carry on its business as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

     2. The Company is duly qualified and in good standing as a foreign corporation in the States of California, Illinois, Indiana, Michigan, Minnesota, New Jersey, North Carolina, Ohio and Wisconsin.

     3. The Note Purchase Agreement and the Series 1999-A Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     4. The issuance, sale and delivery of the Series 1999-A Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Series 1999-A Notes under the Securities Act of 1933, as amended, or the qualification of an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

     5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Company of the Note Purchase Agreement or the issuance and sale by the Company of the Series 1999-A Notes.

     6. The issuance and sale of the Series 1999-A Notes by the Company and the execution, delivery and performance by the Company of the Note Purchase Agreement do not violate the Amended and Restated Certificate of Incorporation or By-Laws of the Company, do not result in any breach of any provisions of, constitute a default under or result in the creation or imposition of any Lien on any property of the Company pursuant to any agreement or other instrument known to such counsel that is applicable to the Company and do not violate any law or regulation or any order, writ, injunction or decree known to such counsel of any court or Governmental Authority applicable to the Company.


                                Exhibit 4.4(a)

     7. The Company is not (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof, as such terms are defined in the Investment Company Act of 1940, as amended.

     8. The use of the proceeds of the sale of the Series 1999-A Notes in accordance with the terms of the Note Purchase Agreement do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System.

The opinion of Sidley & Austin shall cover such other matters relating to the sale of the Series 1999-A Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America, the Delaware General Corporation Law and the laws of the State of Illinois, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by it to be competent and reliable.

                                Exhibit 4.4(a)

                                                                  EXHIBIT 4.4(b)

                      FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE PURCHASERS

     The opinion of Gardner, Carton & Douglas, special counsel to the Purchasers, shall be to the effect that:

     1. The Company is a corporation organized and validly existing in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to enter into the Agreement and to issue and sell the Series 1999-A Notes.

     2. The Agreement and the Series 1999-A Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     3. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Series 1999-A Notes do not require the registration of the Series 1999-A Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     4. The issuance and sale of the Series 1999-A Notes and compliance with the terms and provisions of the Series 1999-A Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

     5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Agreement or the Series 1999-A Notes.

The opinion of Gardner, Carton & Douglas also shall state that the opinion of Sidley & Austin, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in its opinion, the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Series 1999-A Notes as the Purchasers may reasonably request.